Exhibit 99.1

FOR IMMEDIATE RELEASE
February 22, 2005

Novell Reports Financial Results for First Fiscal Quarter 2005

WALTHAM, Mass. – February 22, 2005 — Novell, Inc. (NASDAQ:NOVL) today announced financial results for its first fiscal quarter ended January 31, 2005. For the quarter, Novell reported revenues of $290 million, compared to revenues of $267 million for the first fiscal quarter 2004. Net income available to common stockholders in the first fiscal quarter 2005 was $392 million, or $0.90 per diluted common share. This compared to net income available to common stockholders of $10 million, or $0.03 per diluted common share, for the first fiscal quarter 2004.

On a non-GAAP basis, adjusted net income available to common stockholders for the first fiscal quarter 2005 was $10 million, or $0.03 per diluted common share, which excludes a $448 million net gain on a legal settlement with Microsoft, $6 million of restructuring expense, a $2 million gain on a sale of property, $1 million of long-term investment impairments and the related adjustments for income taxes and the allocation of earnings to preferred stockholders. This compares to non-GAAP adjusted net income available to common stockholders for the first fiscal quarter 2004 of $11 million, or $0.03 per diluted common share, which excludes the effect of long-term investment impairments of $1 million. Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

In the first fiscal quarter 2005, foreign currency exchange rates favorably impacted total revenue by approximately $10 million year-over-year. Foreign currency exchange rates favorably impacted net income by $2 million year-over-year.

During the first fiscal quarter 2005, Novell recognized revenue of $15 million associated with its SUSE® LINUX business including $7 million of recognized revenue from subscriptions to SUSE LINUX Enterprise Server (SLES). Sales of subscriptions to SUSE LINUX Enterprise Server totaled 21,000 units in the quarter.

“Novell made steady progress on executing its strategy this quarter. We still have work ahead of us as we continue to reposition the company in our growth markets,” said Jack Messman, Chairman and CEO of Novell. “Our solid balance sheet gives us increased financial flexibility to execute strategic initiatives in the future.”

On the balance sheet, cash and short-term investments were $1.7 billion at January 31, 2005, compared with $1.2 billion at October 31, 2004. Days sales outstanding (DSO) in accounts receivable was 59 days at the end of the first fiscal quarter 2005, down from 60 days in the year ago quarter. Deferred revenues were $343 million at the end of the first fiscal quarter 2005, up $49 million or 17% year over year. Cash flow from operations was $452 million for the first fiscal quarter 2005, up from $31 million a year ago, mainly due to the net $448 million Microsoft settlement payment.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5PM ET February 22, 2005, from Novell’s Investor Relations Web page: http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 888-323-5254, password “Novell”, and the international dial-in number is +1-773-756-4625, password “Novell”.

The call will be archived on the Web site approximately 15 minutes after its conclusion, and will be available for telephone playback through midnight, March 8. The domestic toll-free replay number is 888-562-2893, and the international replay number is +1-402-530-7604.

A copy of this press release is posted on Novell's Web site at: http://www.novell.com/company/ir/qresults/.

Legal notice regarding forward-looking statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements,” including those related to future financial and operating results, benefits and synergies of the company’s brands and strategies, future opportunities and the growth of the market for open source solutions. You should be aware that Novell’s actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell’s ability to integrate acquired operations and employees, Novell’s success in executing its Linux strategies, Novell’s ability to deliver on its one Net vision of the Internet, Novell’s ability to take a competitive position in the Linux industry, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell's Current Report on Form 10-K filed with the Securities and Exchange Commission on January 13, 2005. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About Novell

Novell, Inc. is a leading provider of information solutions that deliver secure identity management (Novell Nsure®), Web application development (Novell exteNd™) and cross-platform networking services (Novell Nterprise™), all supported by strategic consulting and professional services (Novell NgageSM). Active in the open source community with its Ximian® and SUSE LINUX brands, Novell provides a full range of Linux products and services for the enterprise from the desktop to the server. Novell’s vision of one Net – a world without information boundaries – helps customers realize the value of their information securely and economically. For more information, call Novell’s Customer Response Center at (888) 321-4CRC (4272) or visit http://www.novell.com. Press should visit http://www.novell.com/pressroom.

_________________

Novell, Nsure and Ximian are registered trademarks; exteNd and Nterprise are trademarks; and Ngage is a service mark of Novell, Inc. in the United States and other countries. SUSE is a registered trademark of SUSE LINUX AG, a Novell business. *All third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Bill Smith
Novell, Inc.
Phone: 800-317-3195
E-Mail: wsmith@novell.com

                                     Novell, Inc.
                  Consolidated Unaudited Condensed Statements of Operations
                         (In thousands, except per share data)

                                                                  Fiscal Quarter Ended
                                                         ---------------------------------------
                                                           Jan 31, 2005          Jan 31, 2004
                                                         -----------------      ----------------
Net revenue
   New software licenses                                         $ 50,384              $ 54,769
   Maintenance and services                                       239,744               212,338
                                                         -----------------      ----------------
Total net revenue                                                 290,128               267,107
                                                         -----------------      ----------------

Cost of revenue
   New software licenses                                            5,269                 4,922
   Maintenance and services                                       106,782                89,954
                                                         -----------------      ----------------
Total cost of revenue                                             112,051                94,876
                                                         -----------------      ----------------

Gross profit                                                      178,077               172,231
                                                         -----------------      ----------------

Operating expenses
    Sales and marketing                                            94,009                81,769
    Product development                                            48,993                50,199
    General and administrative                                     28,240                26,257
    Restructuring expenses                                          6,419                     -
    Gain on sale of property, plant and equipment                  (1,589)                    -
    Gain on legal settlement                                     (447,560)                    -
                                                         -----------------      ----------------
Total operating expenses                                         (271,488)              158,225
                                                         -----------------      ----------------

Income from operations                                            449,565                14,006

Other income (expense), net                                         5,035                 2,477
                                                         -----------------      ----------------

Income before income taxes                                        454,600                16,483

Income tax expense                                                 59,439                 6,348
                                                         -----------------      ----------------

Net income                                                      $ 395,161              $ 10,135
                                                         =================      ================

Net income available to
   common stockholders - basic                                  $ 390,891              $ 10,135
                                                         =================      ================

Net income available to
   common stockholders - diluted                                $ 392,384              $ 10,135
                                                         =================      ================

Net income per common share:
    Basic                                                          $ 1.04                $ 0.03
    Diluted                                                        $ 0.90                $ 0.03

Weighted average shares:
    Basic                                                         377,257               378,566
    Diluted                                                       435,467               391,371

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                       Novell, Inc.
      Consolidated Unaudited Condensed Balance Sheets
                      (In thousands)

ASSETS                                                            Jan 31, 2005               Oct 31, 2004
                                                                -----------------          -----------------

Current assets
    Cash and cash equivalents                                          $ 771,844                  $ 434,404
    Short-term investments                                               886,558                    777,063
    Receivables, net                                                     201,328                    269,431
    Prepaid expenses                                                      30,641                     25,190
    Other current assets                                                  29,847                     28,846
                                                                -----------------          -----------------
Total current assets                                                   1,920,218                  1,534,934

Property, plant and equipment, net                                       219,835                    231,468
Long-term investments                                                     57,511                     55,986
Goodwill                                                                 362,307                    391,088
Intangible assets, net                                                    59,861                     48,616
Other assets                                                              28,577                     29,456
                                                                -----------------          -----------------

Total assets                                                          $2,648,309                 $2,291,548
                                                                =================          =================

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                    $ 45,903                   $ 55,956
    Accrued compensation                                                 105,473                    126,612
    Other accrued liabilities                                             89,113                     98,983
    Income taxes payable                                                  56,560                     37,077
    Deferred revenue                                                     343,104                    374,186
                                                                -----------------          -----------------
Total current liabilities                                                640,153                    692,814

Deferred income taxes                                                      4,640                      3,855
Senior convertible debentures                                            600,000                    600,000
                                                                -----------------          -----------------

Total liabilities                                                      1,244,793                  1,296,669

Minority interests                                                         6,364                      6,515

Preferred stock                                                           25,000                     25,000

Stockholders' equity                                                   1,372,152                    963,364
                                                                -----------------          -----------------

Total liabilities and stockholders' equity                            $2,648,309                 $2,291,548
                                                                =================          =================

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                             Novell, Inc.
          Consolidated Unaudited Condensed Statements of Cash Flows
                            (In thousands)

                                                                                         Fiscal Quarter Ended
                                                                                   ---------------------------------
                                                                                    Jan 31, 2005      Jan 31, 2004
                                                                                   ---------------   ---------------

Cash flows from operating activities:
    Net income                                                                          $ 395,161          $ 10,135
    Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                                        12,895            16,152
      Stock plans' income tax benefits                                                      4,260                 -
      Utilization of previously reserved acquired NOLs                                     29,000                 -
      Gain on sale of property, plant and equipment                                        (1,589)                -
      Impairment of investments                                                             1,013             1,145
      Changes in current assets and liabilities, excluding the effect of acquisitions      10,907             3,589
                                                                                   ---------------   ---------------

    Net cash provided by operating activities                                             451,647            31,021
                                                                                   ---------------   ---------------

Cash flows from financing activities:
     Issuance of common stock, net                                                          4,467            28,493
     Payment of cash dividends on preferred stock                                            (250)                -
                                                                                   ---------------   ---------------

   Net cash provided by financing activities                                               4,217            28,493
                                                                                   ---------------   ---------------

Cash flows from investing activities:
    Purchases of property, plant and equipment                                             (5,649)           (5,466)
    Proceeds from the sale of property, plant and equipment                                10,421                 -
    Short-term investment activity                                                       (111,706)           45,266
    Cash paid for acquisition of SUSE, net of cash acquired                                     -          (200,298)
    Other                                                                                 (11,490)             (107)
                                                                                   ---------------   ---------------

   Net cash used in investing activities                                                (118,424)         (160,605)
                                                                                   ---------------   ---------------

Increase (decrease) in cash and cash equivalents                                          337,440          (101,091)

 Cash and cash equivalents - beginning of period                                           434,404           366,932
                                                                                   ---------------   ---------------

Cash and cash equivalents - end of period                                               $ 771,844         $ 265,841
                                                                                   ===============   ===============

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                    Novell, Inc.
                     Unaudited Non-GAAP Adjusted Earnings Information
                         (In thousands, except per share data)

                                                                GAAP                                Non-GAAP
                                                              As Reported       Adjustments         Adjusted
                                                           -----------------  ----------------     ----------------

Fiscal quarter ended January 31, 2005
Net revenue                                                     $ 290,128               $ -            $ 290,128
Gross profit                                                      178,077                 -              178,077
Income from operations                                            449,565          (442,730) (a)           6,835
Income before income taxes                                        454,600          (441,717) (b)          12,883
Net income                                                        395,161          (385,095) (c)          10,066
Net income available to common stockholders - diluted             392,384          (382,547) (d)           9,837
Diluted net income per common share                                $ 0.90           $ (0.87) (d)          $ 0.03

Fiscal quarter ended October 31, 2004
Net revenue                                                     $ 300,657               $ -            $ 300,657
Gross profit                                                      190,252                 -              190,252
Income from operations                                             14,612             8,916  (e)          23,528
Income before income taxes                                         14,860            10,317  (f)          25,177
Net income                                                         13,265            10,317  (f)          23,582
Net income available to common stockholders - diluted              14,757            10,317  (g)          25,074
Diluted net income per common share                                $ 0.03            $ 0.03  (g)          $ 0.06

Fiscal quarter ended January 31, 2004
Net revenue                                                     $ 267,107               $ -            $ 267,107
Gross profit                                                      172,231                 -              172,231
Income from operations                                             14,006                 -               14,006
Income before income taxes                                         16,483             1,145  (h)          17,628
Net income                                                         10,135             1,145  (h)          11,280
Net income available to common stockholders - diluted              10,135             1,145  (h)          11,280
Diluted net income per common share                                $ 0.03            $ 0.00  (h)          $ 0.03

Footnotes related to adjustments:
(a) Reflects a gain on a legal settlement of $447.6 million, restructuring provisions of $6.4 million and a gain on the sale of property, plant and equipment of $1.6 million.

(b) Reflects the items in footnote (a) and long-term investment impairments of $1 million.

(c) Reflects the items in footnotes (a) and (b) and the related tax adjustments.

(d) Reflects the items in footnotes (a), (b) and (c) and the related adjustments to the allocation of earnings to preferred stockholders.

(e) Reflects restructuring provisions of $8.9 million.

(f) Reflects the item in footnote (e) and net long-term investment impairments of $1.4 million.

(g) Reflects the items in footnotes (e) and (f), for which there were no tax adjustments.

(h) Reflects long-term investments impairments of $1.1 million, for which there were no tax adjustments.

                               Novell, Inc.
          Consolidated Unaudited Condensed Statements of Operations
                       (In thousands, except per share data)

                                                                                           Fiscal Year                             Trailing Four
                                                     Q1 2004      %      Q4 2004%        2004        %      Q1 2005     %       Quarters      %
                                                   ----------- -------- --------- -------- ----------- -------  -------- ---------  ----------- -------
Net revenue
   New software licenses                             $ 54,769     20.5  $ 64,651     21.5   $ 238,419    20.4   $ 50,384     17.4    $ 234,034    19.7
   Maintenance and services                           212,338     79.5   236,006     78.5     927,498    79.6    239,744     82.6      954,904    80.3
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------
Total net revenue                                     267,107    100.0   300,657    100.0   1,165,917   100.0    290,128    100.0    1,188,938   100.0
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------

Cost of revenue
   New software licenses                                4,922      1.8     6,859      2.3      23,478     2.0      5,269      1.8       23,824     2.0
   Maintenance and services                            89,954     33.7   103,546     34.4     392,201    33.6    106,782     36.8      409,030    34.4
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------
Total cost of revenue                                  94,876     35.5   110,405     36.7     415,679    35.7    112,051     38.6      432,854    36.4
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------

Gross profit                                          172,231     64.5   190,252     63.3     750,238    64.3    178,077     61.4      756,084    63.6
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------

Operating expenses
    Sales and marketing                                81,769     30.6    96,156     32.0     362,569    31.1     94,009     32.4      374,809    31.5
    Product development                                50,199     18.8    47,332     15.7     198,614    17.0     48,993     16.9      197,408    16.6
    General and administrative                         26,257      9.8    23,236      7.7     102,437     8.8     28,240      9.7      104,420     8.8
    Restructuring expenses                                  -        -     8,916      3.0      22,903     2.0      6,419      2.2       29,322     2.5
    Gain on sale of property, plant and equipment           -        -         -        -      (1,977)   (0.2)    (1,589)    (0.5)      (3,566)   (0.3)
    Gain on legal settlement                                -        -         -        -           -       -   (447,560)  (154.3)    (447,560)  (37.6)
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------
Total operating expenses                              158,225     59.2   175,640     58.4     684,546    58.7   (271,488)   (93.6)     254,833    21.4
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------

Income from operations                                 14,006      5.2    14,612      4.9      65,692     5.6    449,565    155.0      501,251    42.2
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------

Other income (expense)
    Investment income                                   3,512      1.3     4,436      1.5      17,986     1.5      8,440      2.9       22,914     1.9
    Other, net                                         (1,035)    (0.4)   (4,188)    (1.4)     (8,704)   (0.7)    (3,405)    (1.2)     (11,074)   (0.9)
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------
Other income (expense), net                             2,477      0.9       248      0.1       9,282     0.8      5,035      1.7       11,840     1.0
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------

Income before income taxes                             16,483      6.2    14,860      4.9      74,974     6.4    454,600    156.7      513,091    43.2

Income tax expense                                      6,348      2.4     1,595      0.5      17,786     1.5     59,439     20.5       70,877     6.0
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------

Net income                                           $ 10,135      3.8  $ 13,265      4.4    $ 57,188     4.9   $ 395,161   136.2    $ 442,214    37.2
                                                   =========== ======== ========= ======== =========== =======  ========= ========  =========== =======

Beneficial conversion feature                               -        -         -        -     (25,680)   (2.2)         -        -      (25,680)   (2.2)
Allocation of earnings to preferred stockholders            -        -      (139)    (0.0)       (275)   (0.0)    (4,145)    (1.4)      (4,525)   (0.4)
Preferred stock dividends                                   -        -      (125)    (0.0)       (416)   (0.0)      (125)    (0.0)        (541)   (0.0)
                                                   ----------- -------- --------- -------- ----------- -------  --------- --------  ----------- -------

Net income available to
   common stockholders - basic                       $ 10,135      3.8  $ 13,001      4.3    $ 30,816     2.6   $ 390,891   134.7    $ 411,468    34.6
                                                   =========== ======== ========= ======== =========== =======  ========= ========  =========== =======

Net income available to
   common stockholders - diluted                     $ 10,135      3.8  $ 14,757      4.9    $ 30,816     2.6   $ 392,384   135.2    $ 414,936    34.9
                                                   =========== ======== ========= ======== =========== =======  ========= ========  =========== =======

Net income per common share:
   Basic                                               $ 0.03             $ 0.03               $ 0.08             $ 1.04                $ 1.08
   Diluted                                             $ 0.03             $ 0.03               $ 0.08             $ 0.90                $ 0.99
                                                   ===========          =========          ===========          =========           ===========

Weighted average shares:
    Basic                                             378,566            375,154              379,665            377,257               379,338
    Diluted                                           391,371            438,106              390,324            435,467               418,470

Certain reclassifications, none of which affected net income, were made to the prior period amounts in order to conform to the current period's presentation.

                                                              Novell, Inc.
                                  Unaudited Trended Solutions Category, Business Category & Segment Revenue
                                                             (In thousands)

                                                                                   Fiscal Year                             Trailing Four
Revenue by solution                         Q1 2004      %      Q4 2004%       2004        %      Q1 2005      %       Quarters      %
                                          ------------ ------ -----------  ------ -----------  ------  ----------- ------   ----------- -------

IT software and solutions

Identity-based computing
Identity management & web services           $ 22,472    8.4    $ 28,288     9.4   $ 101,531     8.7     $ 26,843    9.3     $ 105,902     8.9
Resource management                            29,329   11.0      33,602    11.2     124,337    10.7       29,969   10.3       124,977    10.5
                                          ------------ ------ -----------  ------ -----------  ------  ----------- ------   ----------- -------
Total identity-based computing                 51,801   19.4      61,890    20.6     225,868    19.4       56,812   19.6       230,879    19.4
                                          ------------ ------ -----------  ------ -----------  ------  ----------- ------   ----------- -------

Cross platform services
Linux & platform services                      77,871   29.2      84,795    28.2     349,593    30.0       82,151   28.3       353,873    29.8
Collaboration & other products                 29,339   11.0      32,101    10.7     123,544    10.6       26,720    9.2       120,925    10.2
                                          ------------ ------ -----------  ------ -----------  ------  ----------- ------   ----------- -------
Total cross platform services                 107,210   40.1     116,897    38.9     473,137    40.6      108,871   37.5       474,798    39.9
                                          ------------ ------ -----------  ------ -----------  ------  ----------- ------   ----------- -------

Total software licenses & maintenance         159,011   59.5     178,787    59.5     699,005    60.0      165,683   57.1       705,677    59.4

Worldwide services                             70,763   26.5      82,689    27.5     304,848    26.1       80,396   27.7       314,481    26.5
                                          ------------ ------ -----------  ------ -----------  ------  ----------- ------   ----------- -------

Total IT software and solutions               229,774   86.0     261,476    87.0   1,003,853    86.1      246,079   84.8     1,020,158    85.8

Celerant consulting                            37,333   14.0      39,181    13.0     162,064    13.9       44,049   15.2       168,780    14.2
                                          ------------ ------ -----------  ------ -----------  ------  ----------- ------   ----------- -------

Total net revenue                           $ 267,107  100.0   $ 300,657   100.0  $1,165,917   100.0    $ 290,128  100.0    $1,188,938   100.0
                                          ============ ====== ===========  ====== ===========  ======  =========== ======   =========== =======

Revenue by business category

New software licenses                        $ 54,769   20.5    $ 64,651    21.5   $ 238,419    20.4     $ 50,384   17.4     $ 234,034    19.7
Maintenance and services                      212,338   79.5     236,006    78.5     927,498    79.6      239,744   82.6       954,904    80.3
                                          ------------ ------ -----------  ------ -----------  ------  ----------- ------   ----------- -------

Total net revenue                           $ 267,107  100.0   $ 300,657   100.0  $1,165,917   100.0    $ 290,128  100.0    $1,188,938   100.0
                                          ============ ====== ===========  ====== ===========  ======  =========== ======   =========== =======

Revenue by segment

North America                               $ 115,760   43.3   $ 132,824    44.2   $ 514,477    44.1    $ 123,763   42.7     $ 522,480    43.9
EMEA                                           87,851   32.9      99,197    33.0     378,273    32.4       95,551   32.9       385,973    32.5
Asia Pacific                                   14,819    5.5      15,482     5.1      61,774     5.3       14,671    5.1        61,626     5.2
Latin America                                   5,788    2.2       5,336     1.8      21,026     1.8        5,219    1.8        20,457     1.7
Japan                                           5,556    2.1       8,637     2.9      28,304     2.4        6,875    2.4        29,623     2.5
Celerant Consulting                            37,333   14.0      39,181    13.0     162,063    13.9       44,049   15.2       168,779    14.2
                                          ------------ ------ -----------  ------ -----------  ------  ----------- ------   ----------- -------

Total net revenue                           $ 267,107  100.0   $ 300,657   100.0  $1,165,917   100.0    $ 290,128  100.0    $1,188,938   100.0
                                          ============ ====== ===========  ====== ===========  ======  =========== ======   =========== =======

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

$13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Linux & Platform Services as maintenance and services revenue in North America.

                                                              Novell, Inc.
                           Unaudited Trended Solutions Revenue by New Software Licenses and Maintenance and Services
                                                             (In thousands)

                                                                                   Fiscal Year                                Trailing Four
                                             Q1 2004     %       Q4 2004%       2004         %      Q1 2005      %       Quarters      %
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------
IT software and solutions

  Identity-based computing
    Identity management & web services
      New software licenses                   $ 8,075    3.0     $ 12,016    4.0     $ 40,545     3.5      $ 9,724    3.4      $ 42,195     3.5
      Maintenance and services                 14,397    5.4       16,272    5.4       60,986     5.2       17,119    5.9        63,707     5.4
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------
                                               22,472    8.4       28,288    9.4      101,531     8.7       26,843    9.3       105,902     8.9
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------

    Resource management
      New software licenses                    10,114    3.8       11,242    3.7       40,505     3.5        6,938    2.4        37,330     3.1
      Maintenance and services                 19,215    7.2       22,360    7.4       83,832     7.2       23,031    7.9        87,648     7.4
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------
                                               29,329   11.0       33,602   11.2      124,337    10.7       29,969   10.3       124,977    10.5
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------

  Cross platform services
    Linux & platform services
      New software licenses                    26,314    9.9       28,114    9.4      112,080     9.6       26,917    9.3       112,683     9.5
      Maintenance and services                 51,557   19.3       56,681   18.9      237,513    20.4       55,234   19.0       241,190    20.3
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------
                                               77,871   29.2       84,795   28.2      349,593    30.0       82,151   28.3       353,873    29.8
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------

    Collaboration & other products
      New software licenses                    10,267    3.8       13,278    4.4       45,288     3.9        6,805    2.3        41,827     3.5
      Maintenance and services                 19,072    7.1       18,823    6.3       78,255     6.7       19,915    6.9        79,098     6.7
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------
                                               29,339   11.0       32,101   10.7      123,544    10.6       26,720    9.2       120,925    10.2
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------

  Total software, licenses & maintenance
      New software licenses                    54,769   20.5       64,651   21.5      238,419    20.4       50,384   17.4       234,034    19.7
      Maintenance and services                104,242   39.0      114,136   38.0      460,586    39.5      115,299   39.7       471,643    39.7
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------
                                              159,011   59.5      178,787   59.5      699,005    60.0      165,683   57.1       705,677    59.4
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------

  Worldwide services                           70,763   26.5       82,689   27.5      304,848    26.1       80,396   27.7       314,481    26.5
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------

Total IT software and solutions
    New software licenses                      54,769   20.5       64,651   21.5      238,419    20.4       50,384   17.4       234,034    19.7
    Maintenance and services                  175,005   65.5      196,826   65.5      765,434    65.7      195,695   67.5       786,125    66.1
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------
                                              229,774   86.0      261,476   87.0    1,003,853    86.1      246,079   84.8     1,020,158    85.8
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------

Celerant consulting                            37,333   14.0       39,181   13.0      162,064    13.9       44,049   15.2       168,780    14.2
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------

Total net revenue
    New software licenses                      54,769   20.5       64,651   21.5      238,419    20.4       50,384   17.4       234,034    19.7
    Maintenance and services                  212,338   79.5      236,006   78.5      927,498    79.6      239,744   82.6       954,904    80.3
                                           ----------- ------  ----------- ------ ------------ -------  ----------- ------   ----------- -------

Total net revenue                           $ 267,107  100.0    $ 300,657  100.0  $ 1,165,917   100.0    $ 290,128  100.0    $ 1,188,938  100.0
                                           =========== ======  =========== ====== ============ =======  =========== ======   =========== =======

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

$13.5 million Q3 2004 payment from The Canopy Group, Inc. is recorded in Linux & Platform Services as maintenance and services revenue.

                                    Novell, Inc.
               Major IT Software and Solutions Included Within Reported Line Items

                       Identity-Based Computing

                              Identity Management & Web Services

                                   > Identity Manager (DirXML)
                                   > Web Services (exteNd)
                                   > eDirectory
                                   > BorderManager
                                   > SecureLogin
                                   > iChain

                              Resource Management

                                   > ZEN Products
                                   > Red Carpet Products

                       Cross platform services

                              Linux & Platform Services

                                   > NetWare
                                   > SUSE LINUX Enterprise Server
                                   > SUSE LINUX Professional
                                   > Small Business Suite
                                   > Cluster Services

                              Collaboration & Other Products

                                   > GroupWise
                                   > Other Products

                              Worldwide services

                                   > IT Consulting Services
                                   > Technical Support Services
                                   > Training Services